UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): January 25, 2023

Valaris Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-08097	98-1589854
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Claredon House, 2 Church Street
Hamilton, Bermuda HM 11
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 44 (0) 20 7659 4660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value share	VAL	New York Stock Exchange
Warrants to purchase Common Shares	VAL WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 - Entry into a Material Definitive Agreement

On January 25, 2023, Valaris Limited (the “Company”) entered into an Amendment No. 1 to Support Agreement (the “Amendment”) with Famatown Finance Limited (“Famatown”) and the other parties thereto. The Amendment amends the Support Agreement dated December 9, 2021 (the “Support Agreement”) to, among other things:

(a)provide that Famatown will notify the Company by March 6, 2023 (the “Nomination Deadline”) whether Gunnar W. Eliassen (the current Famatown nominee that serves on the board of directors of the Company (the “Board”)) will be the Famatown nominee at the 2023 annual general meeting of the Company’s shareholders (the “2023 AGM”) or whether Famatown wishes to designate another nominee that otherwise meets the qualifications set forth in the Support Agreement, with a commitment by the Company to nominate such nominee at the 2023 AGM subject to such nominee’s satisfying the requirements set forth in the Support Agreement for director appointments;

(b)extend the Standstill Period (as defined in the Support Agreement) to the completion of the 2023 AGM and, if Famatown provides the Company notice of its director nominee prior to the Nomination Deadline and such nominee is elected at the 2023 AGM, then the Standstill Period shall be further extended to 30 business days prior to the shareholder nomination deadline for the 2024 annual general meeting of the Company’s shareholders, with continued extensions thereafter consistent with the Support Agreement;

(c)provide that, if Famatown does not notify the Company of its director nominee prior to the Nomination Deadline, no Famatown nominee will be proposed at the 2023 AGM; and

(d)provide that, if Mr. Eliassen resigns from the Board prior to the 2023 AGM, Famatown’s replacement right under the Support Agreement would not require the Company to appoint a replacement director until the conclusion of the 2023 AGM.

The foregoing description of the Amendment is not complete and qualified in its entirety by the full text of the Amendment, which is filed as Exhibit 10.1 hereto, and the Support Agreement, which was filed as Exhibit 10.1 to the Current Report on Form 8-K dated December 9, 2021.

Item 9.01 Financial Statements and Exhibits
    (d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 1 to Support Agreement dated as of January 25, 2023, among Valaris Limited, Famatown Financial Limited and the other parties thereto.
101	Interactive data files pursuant to Rule 405 of Regulation S-T formatted in inline Extensible Business Reporting Language
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valaris Limited

January 27, 2023	/s/ Davor Vukadin
Davor Vukadin
Senior Vice President and General Counsel

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